SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 16, 2003

UNITY BANCORP, INC.

(Exact name of registrant as specified in its charter)

New Jersey	1-12431	22-3282551
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

64 OLD HIGHWAY 22, CLINTON, NEW JERSEY		08809
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (908) 730-7630

Item 7. Financial Statements and Exhibits

The following exhibit is filed with this Current Report on Form 8-K.

EXHIBIT NO.	DESCRIPTION
99.1	Press Release dated July 16, 2003.

Item 9. Regulation FD Disclosure

The Registrant issued a press release on July 16, 2003 announcing earnings for the second quarter of 2003, the full text of which is incorporated by reference in response to this item.

Item 12. Results of Operations and Financial Condition

In accordance with SEC Release No. 33-8216, the information set forth under “Item 9. Regulation FD Disclosure” is intended to be furnished under “Item 12 Results of Operations and Financial Condition.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITY BANCORP, INC.
(Registrant)

Dated: July 18, 2003	By: /s/ Alan Bedner
ALAN BEDNER
SVP and Controller
]

INDEX TO EXHIBITS

Exhibit	Description

99.1	Press Release dated July 16, 2003